SUBSIDIARY TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
        -----------------------------------------------------------------


     THIS AGREEMENT ("Agreement"), dated as of May 12, 1999, is by and between SuperGraphics Corporation, a California corporation ("Debtor"), with its chief executive office at 229 West 28th Street, New York, New York 10001 and Fleet Bank, N.A., a national banking association, as Administrative Agent for itself and ratably for the benefit of the Lender Parties and the Hedge Banks ("Secured Party"), having an office at 1185 Avenue of the Americas, New York, New York 10036.


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the trademarks, trade names, terms, designs and applications therefor described in Exhibit A hereto and made a part hereof; and

     WHEREAS, Secured Party, the Lender Parties and Unidigital, Inc., a Delaware corporation ("Borrower") have entered or are about to enter into financing arrangements pursuant to which the Lender Parties may make loans and advances and provide other financial accommodations to Borrower as set forth in the Credit Agreement, dated as of the date hereof, by the Secured Party, the Lender Parties and Borrower (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Credit Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Loan Documents"); and

     WHEREAS, due to the close business and financial relationship between Borrower and Debtor, in consideration of the benefits which will accrue to Debtor and as inducement for Secured Party and the Lender Parties to enter into the Credit Agreement and the other Loan Documents and the Lender Parties to make loans and advances and provide other financial accommodations to Borrower pursuant thereto, Debtor has agreed to grant to Secured Party certain collateral security as set forth herein;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

1. GRANT OF SECURITY INTEREST
   --------------------------

     As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations (as hereinafter defined), Debtor hereby grants to Secured Party a continuing security interest in and a general lien upon, and a conditional assignment of, the following (being collectively referred to herein as the "Collateral"): (a) all of Debtor's now existing or hereafter acquired right, title, and interest in and to: (i) all of Debtor's trademarks, tradenames, trade styles and service marks and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, the trademarks, terms, designs and applications described in Exhibit A hereto, together with all rights and privileges arising under applicable law with respect to Debtor's use of any trademarks, tradenames, trade styles and service marks, and all reissues, extensions, continuation and renewals thereof (all of the foregoing being collectively referred to herein as the "Trademarks"); and
(ii) all prints and labels on which such trademarks, tradenames, tradestyles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (d) the right to sue for past, present and future infringements thereof; (e) all rights corresponding thereto throughout the world; (f) and any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by Debtor against third parties for past or future infringement of the Trademarks.

     2. OBLIGATIONS SECURED
        -------------------

     The security interest, lien and other interests granted to Secured Party pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all obligations, liabilities and indebtedness of every kind, nature and description owing by Debtor to Secured Party, the Lender Parties and the Hedge Banks and/or their respective affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement, the Credit Agreement, the other Loan Documents or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Credit Agreement or after the commencement of any case with respect to Debtor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party (all of the foregoing being collectively referred to herein as the "Obligations").

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS
        -----------------------------------------

     Debtor hereby represents, warrants and covenants with and to Secured Party the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

     (a) Debtor shall pay and perform all of the Obligations according to their terms.

     (b) All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full and clear title thereto, and the right and power to grant the security interest and conditional assignment granted hereunder. Debtor shall, at Debtor's expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral consisting of registered Trademarks as registered trademarks and to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The
Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests or encumbrances of any nature whatsoever, except:
(i) the security interests granted hereunder and pursuant to the Credit Agreement, (ii) the security interests permitted under the Credit Agreement, and
(iii) the licenses permitted under Section 3(e) below.

     (c) Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Secured Party, which consent shall not be unreasonably withheld, except as otherwise permitted herein or in the Credit Agreement. Nothing in this Agreement shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

     (d) Debtor shall, at Debtor's expense, promptly perform all acts and execute all documents requested at any time by Secured Party to evidence, perfect, maintain, record or enforce the security interest in and conditional assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes Secured Party to execute and file one or more financing statements (or similar documents) with respect to the Collateral, signed only by Secured Party or as otherwise determined by Secured Party. Debtor further authorizes Secured Party to have this Agreement or any other similar security agreement filed with the Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

     (e) As of the date hereof, Debtor does not have any Trademarks registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in Exhibit A hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.

     (f) Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Secured Party five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Secured Party's exercise of the rights and remedies granted to Secured Party hereunder following the occurrence and during the continuance of an Event of Default.

     (g) Secured Party may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record or enforce the Obligations, the Collateral, or the security interest and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, attorneys' fees and legal expenses. Debtor shall be liable to Secured Party for any such payment, which payment shall be deemed an advance by Secured Party to Debtor, shall be payable on demand together with interest at the rate then applicable to the Obligations set forth in the Credit Agreement and shall be part of the Obligations secured hereby.

     (h) Contemporaneously with the filing of any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States, the Debtor shall give Secured Party written notice of such action. If, after the date hereof, Debtor shall (i) obtain any registered trademark or tradename, or apply for any such registration in the United States Patent and Trademark Office or in any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, or (ii) become the owner of any trademark registrations or applications for trademark registration used in the United States or any State thereof, political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto. Upon the request of Secured Party, Debtor shall promptly execute and deliver to Secured Party any and all assignments, agreements, instruments, documents and such other papers as may be requested by Secured Party to evidence the security interest in and conditional assignment of such Trademark in favor of Secured Party.

     (i) Debtor has not abandoned any of the Trademarks and Debtor will not do any act, nor omit to do any act, whereby the Trademarks may become abandoned, invalidated, unenforceable, voided, or voidable. Debtor shall notify Secured Party immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Trademarks may become abandoned, canceled, invalidated, voided, or voidable.

     (j) Debtor shall render any assistance, as Secured Party shall determine is necessary, to Secured Party in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Trademarks as Debtor's exclusive property and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

     (k) To Debtor's actual knowledge, no material infringement or unauthorized use presently is being made of any of the Trademarks that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to Secured Party, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Secured Party hereunder. Debtor shall promptly notify Secured Party if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design which infringes on any Trademark or is likely to cause confusion with any Trademark. If requested by Secured Party, Debtor, at Debtor's expense, shall join with Secured Party in such action as Secured Party, in Secured Party's discretion, may deem advisable for the protection of Secured Party's interest in and to the Trademarks.

     (l) Debtor assumes all responsibility and liability arising from its use of the Trademarks (and. prior to the occurrence and continuance of an Event of Default, the use of the Trademarks by its licensees) and Debtor hereby indemnifies and holds Secured Party harmless from and against any claim, suit, loss, damage, or expense (including attorneys' fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Credit Agreement.

     (m) Debtor shall promptly pay Secured Party for any and all expenditures made by Secured Party pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Obligations, the Collateral, or the security interests and conditional assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and attorneys' fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the rate then applicable to the Obligations set forth in the Credit Agreements and shall be part of the Obligations secured hereby.

     3A. CERTAIN RESPONSIBILITIES OF THE SECURED PARTY
         ---------------------------------------------

     (a) Except in its capacity as a lender or an administrative agent or otherwise as a financial institution with respect to a financing transaction, Secured Party shall not apply for the registration of or cause the filing of an application for the registration of, a trade name, trademark, or service mark which is identical to or confusingly similar to the Trademarks.

     (b) Prior to the time that  Secured  Party has  asserted  its rights  under
Section 5 hereof, if in Debtor's reasonable opinion Secured Party's management of the Trademarks has brought or has the reasonable likelihood to bring discredit to Debtor or to the Trademarks ("Incorrect Management"), Debtor shall have the unilateral right to notify Secured Party in writing to cease and desist any such use and/or control over the use of the Trademarks, and within the time specified (which time shall be reasonable, allowing for reasonable time to discuss and cure any Incorrect Management, and, if incurable, allowing for reasonable time to prepare and/or file any necessary and appropriate documentation) to reassign the Trademark(s) in question to Debtor along with any licenses granted by Secured Party with respect thereto. It is hereby agreed by Debtor that if this Agreement were performed as written, there would exist no Incorrect Management and that no action (or inaction) would need to occur in order to avoid Incorrect Management.

     (c) At such time as Borrower shall have indefeasibly paid in full all of the Obligations, this Agreement shall terminate and Secured Party shall execute and deliver to Debtor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Debtor the full title to the Trademarks.

     4. EVENTS OF DEFAULT
        -----------------

     All Obligations shall become immediately due and payable, without notice or demand, at the option of Secured Party, upon the occurrence of any Event of Default, as such term is defined in the Credit Agreement (each an "Event of Default" hereunder).

     5. RIGHTS AND REMEDIES
        -------------------

     At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Secured Party, whether provided under this Agreement, the Credit Agreement, the other Loan Documents, applicable law or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

     (a) Secured Party may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Secured Party may make use of any Trademarks for the sale of goods, completion of work-in-process or rendering of services in connection with enforcing any other security interest granted to Secured Party by Debtor or any subsidiary or affiliate of Debtor or for such other reason as Secured Party may determine.

     (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Secured Party shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

     (c) Secured Party may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of five (5) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Secured Party shall have the power to buy the Collateral or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Debtor shall be liable for any deficiency.

     (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to the terms hereof, Secured Party may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay

Secured Party on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and attorneys' fees and legal expenses. Debtor agrees that Secured Party has no obligation to preserve rights to the Trademarks against any other parties.

     (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, attorneys' fees and all legal, travel and other expenses which may be incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds to such of the Obligations as Secured Party may in its discretion determine. Debtor shall remain liable to Secured Party for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Secured Party on demand any such unpaid amount, together with interest at the rate then applicable to the Obligations set forth in the Credit Agreement.

     (f) Debtor shall supply to Secured Party or to Secured Party's designee, Debtor's knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and Debtor's customer lists and other records relating to the Trademarks and the distribution thereof at any time an Event of Default exists and is continuing.

     (g) Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under this Agreement, the other Loan Documents, applicable law, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

     (h) Except as set forth in this Agreement, Secured Party shall not use the Trademarks.

     6. JURY TRIAL WAIVER; OTHER WAIVERS
        AND CONSENTS; GOVERNING LAW
        --------------------------------

     (a) The validity, interpretation and enforcement of this Agreement and the other Loan Documents and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

     (b)  Debtor  and  Secured  Party  irrevocably  consent  and  submit  to the non-exclusive jurisdiction of the State of New York and the United States District Court for the Southern District of New York and waive any objection based on venue or forum non conveniens with respect to any action instituted
                  ----- ---  ----------
therein arising under this Agreement or any of the other Loan Documents or in any way connected or related or incidental to the dealings of Debtor and Secured Party in respect of this Agreement or the other Loan Documents or the transactions related hereto or thereto, in each case whether now existing or thereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Secured Party shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Secured Party deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

     (c) Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Secured Party's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount of the claim and other relief requested.

     (d) DEBTOR AND THE SECURED PARTY MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE SECURED PARTY AND THE LENDER PARTIES TO ACCEPT THIS AGREEMENT AND MAKE LOANS PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.

     (e) Secured Party shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Secured Party that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Secured Party shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Loan Documents.

     7. MISCELLANEOUS
        -------------

     (a) All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

     If to Debtor:        SuperGraphics Corporation
                          229 West 28th Street
                          New York, New York 10001
                          Attention: Mr. William E. Dye, Chief Executive Officer

     If to Secured        Fleet Bank, N.A., as Administrative Agent
     Party:               1185 Avenue of the Americas
                          New York, New York 10036
                          Attention: Ms. Beth Goodman, Vice President


     (b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Borrower, Debtor and Secured Party pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7(e) hereof. All references to the term "Person" or "person" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

     (c) Any term defined in the Credit Agreement and used herein shall have the respective meanings ascribed to such terms therein, unless specified otherwise herein.

     (d) This Agreement, the other Loan Documents and any other document referred to herein or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by Secured Party and its successors and assigns.

     (e) If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     (f) Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Secured Party. Secured Party shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

     IN WITNESS WHEREOF, Debtor and Secured Party have executed this Agreement as of the day and year first above written.

                                       SUPERGRAPHICS CORPORATION

                                       By: /s/ William E. Dye
                                          --------------------------------------

                                       Title: Chief Executive Officer

                                       FLEET BANK, N.A., as Administrative Agent


                                       By: /s/ Beth Goodman
                                          --------------------------------------

                                       Title: Vice President
                                             -----------------------------------

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF YORK      )


     On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who being duly sworn, did depose and say, that he is the Chief Executive Officer of SUPERGRAPHICS CORPORATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                          /s/ Barbara DiMartino
                                          --------------------------------------
                                                       Notary Public



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     On this 12th day of May, 1999, before me personally came Beth Goodman, to me known, who, being duly sworn, did depose and say, that he/she is the Vice President of FLEET BANK, N.A., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                          /s/ Barbara DiMartino
                                          --------------------------------------
                                                       Notary Public

                                    EXHIBIT A
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                  LIST OF TRADEMARKS AND TRADEMARK APPLICATIONS
                  ---------------------------------------------


==================================================================================================================
                                      Registration                 Registration                 Expiration
          Trademark                      Number                        Date                        Date
          ---------                   ------------                 ------------                 ----------
==================================================================================================================
SUPERGRAPHICS                          1,976,895                  May 28, 1996
------------------------------------------------------------------------------------------------------------------
SUPERGRAPHICS                          2,151,519                  April 14, 1998
THE BUS WRAP
COMPANY
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

==================================================================================================================


                                    EXHIBIT B
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT


                                LIST OF LICENSES
                                ----------------

                                    EXHIBIT C
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                            SPECIAL POWER OF ATTORNEY
                            -------------------------


STATE OF NEW YORK    )
                     )  ss.:
COUNTY OF NEW YORK   )


     KNOW ALL MEN BY THESE PRESENTS, that SUPERGRAPHICS CORPORATION ("Debtor"), having an office at 229 West 28th Street, New York, New York 10001, hereby appoints and constitutes, severally, FLEET BANK, N.A., as Administrative Agent for itself and ratably for the benefit of certain parties ("Secured Party"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

     1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Secured Party, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

     2. Execution and delivery of any and all documents, statements, certificates or other papers which Secured Party, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

     This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Debtor and Secured Party (the "Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Obligations", as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Secured Party.

Dated: as of May 12, 1999

                                                  SUPERGRAPHICS CORPORATION

                                                  By: /s/ William E. Dye
                                                     ---------------------------

                                                  Title: Chief Executive Officer

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     On this 11th day of May, 1999, before me personally came William E. Dye, to me known, who being duly sworn, did depose and say, that he is the Chief Executive Officer of SUPERGRAPHICS CORPORATION, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                          /s/ Barbara DiMartino
                                          --------------------------------------
                                                       Notary Public